Exhibit 99.1

ALTERRA CAPITAL REPORTS FOURTH QUARTER AND YEAR END 2010 RESULTS

Net Operating Income of $2.64 per Diluted Share in 2010

Net Operating ROE of 10.2% in 2010

HAMILTON, BERMUDA, February 8, 2011—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $79.7 million, or $0.69 per diluted share, for the fourth quarter of 2010, compared to net income of $62.6 million, or $1.08 per diluted share, for the same quarter of 2009. Alterra, formerly known as Max Capital Group Ltd. (“Max”), was formed on May 12, 2010 by the merger of Max and Harbor Point Limited, a privately held company (“Harbor Point”).

Net operating income for the fourth quarter of 2010 was $76.2 million, or $0.66 per diluted share, compared to net operating income of $60.5 million, or $1.04 per diluted share, for the same quarter of 2009. Annualized net operating return on average shareholders’ equity for the fourth quarter of 2010 was 10.2%.

For the year ended December 31, 2010, Alterra reported net income of $302.3 million, or $3.17 per diluted share, compared to net income of $246.2 million, or $4.26 per diluted share, in 2009. Net operating income for the year ended December 31, 2010 was $251.7 million, or $2.64 per diluted share, compared to net operating income of $208.9 million, or $3.62 per diluted share, in 2009. Net operating return on average shareholders’ equity for the year ended December 31, 2010 was 10.2%.

Alterra’s 2010 results include the results of operations for the former Harbor Point companies from May 12, 2010. Comparative figures for 2009 represent the former Max results of operations only. Accordingly, a comparison of Alterra’s gross premiums written and other results of operations for current and prior periods are not meaningful. Selected pro forma combined results of operations for periods prior to the merger for the reinsurance segment are provided in the fourth quarter financial supplement available on Alterra’s website at www.alterracap.com.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “It has been an exciting and profitable year for Alterra and our shareholders. Our success continues to be tied to our strategy of opportunistically entering complementary market segments with attractive underwriting prospects, while consistently deploying “best in class” underwriting talent to build profitable books of business and better serve our clients.”

Mr. Becker added: “In 2010, the insurance markets continued to be impacted by competitive pricing that became increasingly more aggressive as the year progressed. In this environment, our foremost objective was, and is, to maintain our underwriting discipline, and we believe we have done this well to date. As evidence of this, we expect losses from the recent events in Australia and Egypt to be within our normal ranges.”

“With declining premiums but continuing profitability, excess capital is inevitably generated. We are committed to the flexible and efficient management of capital, and accordingly we are pleased to have returned over $558 million to our shareholders in 2010, in the form of regular dividends, a special dividend, and share repurchases.”

“We are well positioned to navigate the uncertainty of the present industry environment, and to capture meaningful opportunity at the cycle inflection point. In the interim, we intend to continue to focus on growth in book value per share, capital management and a competitive dividend, and to protect our clean and strong balance sheet,” Mr. Becker concluded.

Fourth quarter 2010 results for Alterra include:

•

Property and casualty gross premiums written of $313.5 million, representing an increase of $37.1 million, or 13.4%; net premiums written of $236.0 million, representing an increase of $62.6 million, or 36.1%; and net premiums earned of $340.8 million, representing an increase of $135.3 million, or 65.8%; each as compared to the same quarter of 2009. The percentage increases in these figures primarily reflect incremental growth from recent expansion initiatives, including the merger with Harbor Point - whose premiums are not included in the comparative 2009 results of operations - as well as from new operations in Latin America and new product offerings at Alterra at Lloyd’s. These increases were partially offset by decreases in previously existing operations where writings were reduced due to unattractive returns;

•	A combined ratio on property and casualty business of 84.8% compared to 81.2% in the same quarter of 2009;

•	Property catastrophe event and significant per-risk net losses of $13.0 million compared to no material property catastrophe losses in the same quarter of 2009;

•	Net favorable development on prior years’ loss reserves of $28.0 million, or 8.3 combined ratio points, compared to $30.9 million, or 15.0 combined ratio points, in the same quarter of 2009;

•	Net investment income of $61.1 million compared to $44.7 million in the same quarter of 2009, an increase of 36.7%;

•	Increased general and administrative expenses principally due to a shift in the allocation of performance based compensation from equity to cash awards; and

•	Net operating income of $76.2 million, or $0.66 per diluted share, representing an annualized net operating return on average shareholders’ equity of 10.2%.

Gross premiums written from property and casualty underwriting for the fourth quarter of 2010 were $313.5 million, generated by the segments as follows: insurance - $101.1 million, a decrease of $23.9 million, or 19.1%; reinsurance - $110.6 million, an increase of $43.9 million, or 65.8%; U.S. specialty - $77.7 million, an increase of $11.5 million, or 17.4%; and Alterra at Lloyd’s - $24.0 million, an increase of $5.6 million, or 30.7%. Gross premiums written included $4.8 million from our operations in Latin America, which started in the first quarter of 2010.

Combined ratios for the fourth quarter of 2010 by segment were 76.0% for insurance, 82.8% for reinsurance, 100.2% for U.S. specialty and 86.4% for Alterra at Lloyd’s.

Results for the year ended December 31, 2010 include:

•

Property and casualty gross premiums written of $1,405.8 million, representing an increase of $74.6 million, or 5.6%; net premiums written of $1,035.0 million, representing an increase of $183.9 million, or 21.6%; and net premiums earned of $1,168.0 million, representing an increase of $376.9 million, or 47.7%; each as compared to 2009. The percentage increases in these figures primarily reflect incremental growth from recent expansion initiatives, including the merger with Harbor Point - whose premiums are not included in the comparative 2009 results of operations - as well as from new operations in Latin America and new product offerings at Alterra at Lloyd’s. These increases were partially offset by decreases in previously existing operations where writings were reduced due to unattractive returns;

•	A combined ratio on property and casualty business of 85.7% compared to 88.1% in 2009;

•	Property catastrophe event and significant per-risk losses of $54.9 million compared to $10.4 million in 2009;

•	Net favorable development on prior years’ loss reserves of $105.5 million, or 9.0 combined ratio points, compared to $78.3 million, or 9.9 combined ratio points, in 2009;

•	Net investment income of $222.5 million compared to $169.7 million in 2009, an increase of 31.1%; and

•	Net operating income of $251.7 million, or $2.64 per diluted share, representing a net operating return on average shareholders’ equity of 10.2%.

Gross premiums written from property and casualty underwriting for the year ended December 31, 2010 were $1,405.8 million, generated by the segments as follows: insurance - $370.1 million, a decrease of $57.6 million, or 13.5%; reinsurance - $509.1 million, an increase of $20.0 million, or 4.1%; U.S. specialty - $324.0 million, an increase of $38.5 million, or 13.5%; and Alterra at Lloyd’s - $202.6 million, an increase of $73.7 million, or 57.1%. There were no new contracts written within the life and annuity segment during the year ended December 31, 2010.

Combined ratios for the year ended December 31, 2010 by segment were 73.6% for insurance, 86.8% for reinsurance, 97.9% for U.S. specialty and 83.4% for Alterra at Lloyd’s.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7.9 billion at December 31, 2010, an increase of $2.6 billion from December 31, 2009. The increase in total invested assets primarily reflects additional invested assets from the Harbor Point investment portfolio. As of December 31, 2010, 96.0% of the fixed maturities portfolio (by carrying value) was investment-grade, a decrease of 0.6 percentage points from December 31, 2009. As of December 31, 2010, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.22% and the weighted average duration was 4.2 years.

Net investment income for the fourth quarter of 2010 increased to $61.1 million from $44.7 million for the same quarter of 2009, and to $222.5 million from $169.7 million for the years ended December 31, 2010 and 2009, respectively. The increase in net investment income reflects the additional investment income from the Harbor Point investment portfolio since the consummation of the merger, and an increased allocation to higher-yielding fixed maturity securities.

Under the Board-approved share repurchase authorization, Alterra repurchased 5,236,085 of its common shares during the fourth quarter of 2010 at an average price of $20.88 per share for a total of $109.3 million. Share repurchases for the year ended December 31, 2010 were 10,288,434 common shares at an average price of $20.19 per share for a total of $207.8 million. As of December 31, 2010, $127.8 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,918.3 million as of December 31, 2010, an increase of 86.5% from December 31, 2009, reflecting the impact of the merger. Diluted book value per share as of December 31, 2010 was $25.99, an increase of 5.7% from December 31, 2009 after adding back $2.94 per share in dividends paid to shareholders during the year.

A copy of Alterra’s financial supplement for the fourth quarter will be available on Alterra’s website at www.alterracap.com shortly after the release of earnings.

Alterra will host a conference call on Wednesday, February 9, 2011 at 10:00 am (ET) to discuss these results with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-713-4215 (toll-free U.S.) or 1-617-213-4867 (international) and using access code 76980192. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Contacts Susan Spivak Bernstein Senior Vice President susan.spivak@alterra-bm.com 1-212-898-6640	Roanne Kulakoff or Peter Hill Kekst and Company roanne-kulakoff@kekst.com peter-hill@kekst.com 1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Cash and cash equivalents	$905,606	$702,278
Fixed maturities, trading at fair value	244,872	228,696
Fixed maturities, available for sale at fair value	5,392,643	3,007,356
Fixed maturities, held to maturity at amortized cost (fair value $1,015,512)	940,104	1,005,947
Other investments, at fair value	378,128	318,073
Accrued interest income	75,414	57,215
Premiums receivable	588,537	567,301
Losses and benefits recoverable from reinsurers	956,115	1,001,373
Deferred acquisition costs	111,901	65,648
Prepaid reinsurance premiums	149,252	190,613
Trades pending settlement	32,393	76,031
Goodwill and intangible assets	59,076	48,686
Other assets	83,247	70,529

Total assets	$9,917,288	$7,339,746

LIABILITIES
Property and casualty losses	$3,906,134	$3,178,094
Life and annuity benefits	1,275,580	1,372,513
Deposit liabilities	147,612	152,629
Funds withheld from reinsurers	121,107	140,079
Unearned property and casualty premiums	905,487	628,161
Reinsurance balances payable	102,942	146,085
Accounts payable and accrued expenses	99,680	67,088
Senior notes	440,476	90,464

Total liabilities	6,999,018	5,775,113

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 110,963,160 (2009 - 55,867,125) shares issued and outstanding	110,963	55,867
Additional paid-in capital	2,026,045	752,309
Accumulated other comprehensive income	98,946	25,431
Retained earnings	682,316	731,026

Total shareholders’ equity	2,918,270	1,564,633

Total liabilities and shareholders’ equity	$9,917,288	$7,339,746

Book value per share	$26.30	$28.01

Diluted book value per share	$25.99	$27.36

Diluted tangible book value per share [a]	$25.46	$26.51

Diluted shares outstanding	112,290,968	57,178,458

[a]	Non-Gaap measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
REVENUES
Gross premiums written	$315,398	$278,333	$1,410,731	$1,375,001
Reinsurance premiums ceded	(77,617)	(103,143)	(371,163)	(480,481)

Net premiums written	$237,781	$175,190	$1,039,568	$894,520

Earned premiums	$445,683	$325,078	$1,578,647	$1,318,949
Earned premiums ceded	(103,129)	(117,805)	(406,161)	(484,593)

Net premiums earned	342,554	207,273	1,172,486	834,356

Net investment income	61,080	44,668	222,458	169,741
Net realized and unrealized gains on investments	9,825	17,325	16,872	81,765

Total other-than-temporary impairment losses	(3,918)	(125)	(5,873)	(5,315)
Portion of loss recognized in other comprehensive income (loss), before taxes	2,144	(800)	3,228	2,237

Net impairment losses recognized in earnings	(1,774)	(925)	(2,645)	(3,078)

Net realized gain on retirement of senior notes	—	111	—	111
Other income	2,862	(196)	4,808	2,903

Total revenues	414,547	268,256	1,413,979	1,085,798

LOSSES AND EXPENSES
Net losses and loss expenses	179,047	114,870	654,841	493,599
Claims and policy benefits	18,551	16,976	65,213	101,093
Acquisition costs	53,563	23,188	187,464	96,874
Interest expense	7,866	6,685	28,275	21,339
Net foreign exchange (gains) losses	(382)	702	(115)	(5,772)
Merger and acquisition expenses	500	(224)	(48,776)	(31,566)
General and administrative expenses	76,759	38,458	220,586	153,995

Total losses and expenses	335,904	200,655	1,107,488	829,562

INCOME BEFORE TAXES	78,643	67,601	306,491	256,236

Income tax (benefit) expense	(1,027)	5,009	4,156	10,021

NET INCOME [a]	79,670	62,592	302,335	246,215

Change in net unrealized gains and losses on fixed maturities, net of tax	(87,633)	(16,085)	81,406	50,544
Foreign currency translation adjustment	(3,746)	(86)	(7,891)	20,286

COMPREHENSIVE (LOSS) INCOME [a]	$(11,709)	$46,421	$375,850	$317,045

Basic earnings per share	$0.70	$1.10	$3.19	$4.32

Diluted earnings per share	$0.69	$1.08	$3.17	$4.26

Net operating income per diluted share	$0.66	$1.04	$2.64	$3.62

Weighted average shares outstanding - basic	113,968,287	57,090,930	94,682,279	57,006,908

Weighted average shares outstanding - diluted	114,831,467	58,035,775	95,459,375	57,767,137

[a]	Includes the results of Harbor Point Limited from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31
	2010	2009
Common shares
Balance, beginning of year	$55,867	$55,806
Issuance of common shares, net	65,384	1,604
Repurchase of common shares	(10,288)	(1,543)

Balance, end of year	110,963	55,867

Additional paid-in capital
Balance, beginning of year	752,309	763,391
Issuance of common shares, net	1,419,442	789
Stock based compensation expense	51,769	20,907
Repurchase of common shares	(197,475)	(32,778)

Balance, end of year	2,026,045	752,309

Accumulated other comprehensive income (loss)
Balance, beginning of year	25,431	(45,399)
Holding gains on available for sale securities arising in period [a]	99,603	51,563
Net realized (gains) losses on available for sale securities included in net income [a]	(14,969)	1,218
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	(3,228)	(2,237)
Foreign currency translation adjustment	(7,891)	20,286

Balance, end of year	98,946	25,431

Retained earnings
Balance, beginning of year	731,026	506,533
Net income	302,335	246,215
Dividends	(351,045)	(21,722)

Balance, end of year	682,316	731,026

Total shareholders’ equity	$2,918,270	$1,564,633

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Year Ended December 31
	2010	2009
OPERATING ACTIVITIES
Net income	$302,335	$246,215
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	51,769	20,907
Amortization of premium on fixed maturities	19,033	3,921
Accretion of deposit liabilities	6,289	2,907
Net realized and unrealized gains on investments	(16,872)	(81,765)
Net impairment losses recognized in earnings	2,645	3,078
Net realized gain on retirement of senior notes	—	(111)
Negative goodwill gain	(95,788)	—
Changes in:
Accrued interest income	(2,618)	(4,206)
Premiums receivable	342,630	(7,551)
Losses and benefits recoverable from reinsurers	9,751	(145,863)
Deferred acquisition costs	(43,716)	(12,913)
Prepaid reinsurance premiums	34,695	3,932
Other assets	(5,495)	(2,050)
Property and casualty losses	(105,958)	199,201
Life and annuity benefits	(32,906)	(21,070)
Funds withheld from reinsurers	(18,962)	(24,079)
Unearned property and casualty premiums	(98,267)	44,490
Reinsurance balances payable	(47,209)	(15,579)
Accounts payable and accrued expenses	6,941	(16,312)

Cash provided by operating activities	308,297	193,152

INVESTING ACTIVITIES
Purchases of available for sale securities	(2,419,091)	(1,212,911)
Sales of available for sale securities	1,243,263	281,495
Redemptions/maturities of available for sale securities	953,552	625,434
Purchases of trading securities	(103,067)	(195,151)
Sales of trading securities	27,207	29,578
Redemptions/maturities of trading securities	54,010	8,347
Purchases of held to maturity securities	(27,953)	(33,647)
Redemptions/maturities of held to maturity securities	32,354	—
Net purchases/sales of other investments	110,849	534,244
Acquisition of subsidiary, net of cash acquired	446,819	(8,198)

Cash provided by investing activities	317,943	29,191

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	1,478	2,393
Repurchase of common shares	(207,764)	(34,321)
Net proceeds from issuance of senior notes	349,997	—
Net repayments of bank loans	(200,000)	(375,000)
Net repayments of senior notes	—	(811)
Dividends paid	(349,495)	(21,722)
Additions to deposit liabilities	3,093	14,630
Payment of deposit liabilities	(14,336)	(84,168)

Cash used in financing activities	(417,027)	(498,999)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(5,885)	29,530

Net increase (decrease) in cash and cash equivalents	203,328	(247,126)

Cash and cash equivalents, beginning of year	702,278	949,404

CASH AND CASH EQUIVALENTS, END OF YEAR	$905,606	$702,278

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $8,657 and $6,896 for the years ended December 31, 2010 and 2009, respectively.

Income taxes paid totaled $3,889 and $609 for the years ended December 31, 2010 and 2009, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$101,116	$110,620	$77,745	$23,980	$313,461	$1,937	$—	$315,398
Reinsurance premiums ceded	(51,700)	(2,908)	(20,984)	(1,859)	(77,451)	(166)	—	(77,617)

Net premiums written	$49,416	$107,712	$56,761	$22,121	$236,010	$1,771	$—	$237,781

Earned premiums	$98,024	$215,261	$82,828	$47,633	$443,746	$1,937	$—	$445,683
Earned premiums ceded	(41,104)	(21,082)	(28,883)	(11,894)	(102,963)	(166)	—	(103,129)

Net premiums earned	56,920	194,179	53,945	35,739	340,783	1,771	—	342,554

Net investment income	6,495	17,965	1,282	4,246	29,988	12,084	19,008	61,080
Net realized and unrealized gains (losses) on investments	227	276	—	(3,893)	(3,390)	3,981	9,234	9,825
Net impairment losses recognized in earnings	—	—	—	—	—	—	(1,774)	(1,774)
Other income	—	(216)	68	2,006	1,858	357	647	2,862

Total revenues	63,642	212,204	55,295	38,098	369,239	18,193	27,115	414,547

Net losses and loss expenses	31,842	97,639	35,723	13,843	179,047	—	—	179,047
Claims and policy benefits	—	—	—	—	—	18,551	—	18,551
Acquisition costs	1,628	38,406	8,755	4,853	53,642	(79)	—	53,563
Interest expense	416	781	—	—	1,197	(501)	7,170	7,866
Net foreign exchange (gains) losses	—	(271)	—	65	(206)	—	(176)	(382)
Merger and acquisition expenses	—	—	—	—	—	—	500	500
General and administrative expenses	9,782	24,714	9,582	12,186	56,264	1,088	19,407	76,759

Total losses and expenses	43,668	161,269	54,060	30,947	289,944	19,059	26,901	335,904

Income (loss) before taxes	$19,974	$50,935	$1,235	$7,151	$79,295	$(866)	$214	$78,643

Loss Ratio [a]	55.9%	50.3%	66.2%	38.7%	52.5%
Combined Ratio [b]	76.0%	82.8%	100.2%	86.4%	84.8%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information [c]:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$370,120	$509,053	$323,990	$202,633	$1,405,796	$4,935	$—	$1,410,731
Reinsurance premiums ceded	(170,608)	(64,131)	(98,576)	(37,448)	(370,763)	(400)	—	(371,163)

Net premiums written	$199,512	$444,922	$225,414	$165,185	$1,035,033	$4,535	$—	$1,039,568

Earned premiums	$391,716	$699,243	$311,950	$170,803	$1,573,712	$4,935	$—	$1,578,647
Earned premiums ceded	(173,123)	(71,627)	(125,218)	(35,793)	(405,761)	(400)	—	(406,161)

Net premiums earned	218,593	627,616	186,732	135,010	1,167,951	4,535	—	1,172,486

Net investment income	25,134	60,072	5,233	11,554	101,993	49,785	70,680	222,458
Net realized and unrealized gains (losses) on investments	618	694	29	(4,476)	(3,135)	11,358	8,649	16,872
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,645)	(2,645)
Other income	760	—	507	2,534	3,801	286	721	4,808

Total revenues	245,105	688,382	192,501	144,622	1,270,610	65,964	77,405	1,413,979

Net losses and loss expenses	128,823	347,816	118,337	59,865	654,841	—	—	654,841
Claims and policy benefits	—	—	—	—	—	65,213	—	65,213
Acquisition costs	3,381	131,114	28,444	24,164	187,103	361	—	187,464
Interest expense	970	6,988	—	—	7,958	5,849	14,468	28,275
Net foreign exchange losses (gains)	—	1,696	—	(1,737)	(41)	—	(74)	(115)
Merger and acquisition expenses	—	—	—	—	—	—	(48,776)	(48,776)
General and administrative expenses	28,615	66,073	36,015	28,531	159,234	2,964	58,388	220,586

Total losses and expenses	161,789	553,687	182,796	110,823	1,009,095	74,387	24,006	1,107,488

Income (loss) before taxes	$83,316	$134,695	$9,705	$33,799	$261,515	$(8,423)	$53,399	$306,491

Loss Ratio [a]	58.9%	55.4%	63.4%	44.3%	56.1%
Combined Ratio [b]	73.6%	86.8%	97.9%	83.4%	85.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[c]	Includes the results of Harbor Point Limited from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$125,040	$66,732	$66,210	$18,344	$276,326	$2,007	$—	$278,333
Reinsurance premiums ceded	(66,007)	569	(36,517)	(921)	(102,876)	(267)	—	(103,143)

Net premiums written	$59,033	$67,301	$29,693	$17,423	$173,450	$1,740	$—	$175,190

Earned premiums	$109,381	$111,440	$71,061	$31,189	$323,071	$2,007	$—	$325,078
Earned premiums ceded	(53,417)	(13,867)	(42,886)	(7,368)	(117,538)	(267)	—	(117,805)

Net premiums earned	55,964	97,573	28,175	23,821	205,533	1,740	—	207,273

Net investment income	6,014	10,613	1,438	1,172	19,237	13,367	12,064	44,668
Net realized and unrealized gains on investments	893	2,073	84	3	3,053	8,192	6,080	17,325
Net impairment losses recognized in earnings	—	—	—	—	—	—	(925)	(925)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	111	111
Other income	—	—	42	183	225	(120)	(301)	(196)

Total revenues	62,871	110,259	29,739	25,179	228,048	23,179	17,029	268,256

Net losses and loss expenses	26,326	61,718	16,312	10,514	114,870	—	—	114,870
Claims and policy benefits	—	—	—	—	—	16,976	—	16,976
Acquisition costs	270	17,578	1,628	3,339	22,815	373	—	23,188
Interest expense	781	4,191	—	—	4,972	525	1,188	6,685
Net foreign exchange losses	—	—	—	69	69	—	633	702
Merger and acquisition expenses	—	—	—	—	—	—	(224)	(224)
General and administrative expenses	6,798	8,174	10,034	4,116	29,122	606	8,730	38,458

Total losses and expenses	34,175	91,661	27,974	18,038	171,848	18,480	10,327	200,655

Income before taxes	$28,696	$18,598	$1,765	$7,141	$56,200	$4,699	$6,702	$67,601

Loss Ratio [a]	47.0%	63.3%	57.9%	44.1%	55.9%
Combined Ratio [b]	59.7%	89.6%	99.3%	75.4%	81.2%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$427,767	$489,028	$285,478	$128,973	$1,331,246	$43,755	$—	$1,375,001
Reinsurance premiums ceded	(212,083)	(80,005)	(155,096)	(32,884)	(480,068)	(413)	—	(480,481)

Net premiums written	$215,684	$409,023	$130,382	$96,089	$851,178	$43,342	$—	$894,520

Earned premiums	$417,090	$476,434	$256,670	$125,000	$1,275,194	$43,755	$—	$1,318,949
Earned premiums ceded	(211,127)	(88,578)	(154,568)	(29,907)	(484,180)	(413)	—	(484,593)

Net premiums earned	205,963	387,856	102,102	95,093	791,014	43,342	—	834,356

Net investment income	22,875	40,220	5,987	4,388	73,470	50,993	45,278	169,741
Net realized and unrealized gains on investments	4,430	10,540	232	2,590	17,792	37,338	26,635	81,765
Net impairment losses recognized in earnings	—	—	—	—	—	—	(3,078)	(3,078)
Net realized gain on retirement of senior notes	—	—	—	—	—	—	111	111
Other income	1,238	12	314	658	2,222	(120)	801	2,903

Total revenues	234,506	438,628	108,635	102,729	884,498	131,553	69,747	1,085,798

Net losses and loss expenses	132,355	254,474	62,812	43,958	493,599	—	—	493,599
Claims and policy benefits	—	—	—	—	—	101,093	—	101,093
Acquisition costs	(1,233)	71,074	7,501	18,136	95,478	1,396	—	96,874
Interest expense	781	6,591	—	—	7,372	3,328	10,639	21,339
Net foreign exchange gains	—	—	—	(5,055)	(5,055)	—	(717)	(5,772)
Merger and acquisition expenses	—	—	—	—	—	—	(31,566)	(31,566)
General and administrative expenses	24,623	31,778	31,229	19,972	107,602	2,786	43,607	153,995

Total losses and expenses	156,526	363,917	101,542	77,011	698,996	108,603	21,963	829,562

Income before taxes	$77,980	$74,711	$7,093	$25,718	$185,502	$22,950	$47,784	$256,236

Loss Ratio [a]	64.3%	65.6%	61.5%	46.2%	62.4%
Combined Ratio [b]	75.6%	92.1%	99.5%	86.3%	88.1%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–YEAR ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:		Year Ended December 31, 2010			Year Ended December 31, 2009
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Insurance:
Aviation	S	$39,888	2.8%	(42.9%)	$69,834	5.1%
Excess Liability	L	89,933	6.4%	(20.9%)	113,767	8.3%
Professional Liability	L	177,199	12.6%	(1.5%)	179,904	13.1%
Property	S	63,100	4.5%	(1.8%)	64,262	4.7%

		370,120	26.2%	(13.5%)	427,767	31.1%
Reinsurance [a]:
Agriculture	S	29,222	2.1%	(67.4%)	89,550	6.5%
Auto	S	32,902	2.3%	n/a	—	—
Aviation	S	31,292	2.2%	(9.9%)	34,715	2.5%
Credit/ Surety	S	2,196	0.2%	n/a	—	—
General Casualty	L	48,357	3.4%	65.7%	29,185	2.1%
Marine & Energy	S	16,381	1.2%	(10.6%)	18,321	1.3%
Medical Malpractice	L	51,391	3.6%	(23.8%)	67,483	4.9%
Other	S	2,784	0.2%	21.2%	2,297	0.2%
Professional Liability	L	110,427	7.8%	54.4%	71,531	5.2%
Property	S	148,146	10.5%	70.2%	87,039	6.3%
Whole Account	S/L	5,129	0.4%	(55.2%)	11,456	0.8%
Workers’ Compensation	L	30,826	2.2%	(60.2%)	77,451	5.6%

		509,053	36.1%	4.1%	489,028	35.6%
U.S. Specialty:
General Liability	L	104,777	7.4%	19.4%	87,782	6.4%
Marine	S	67,454	4.8%	9.9%	61,360	4.5%
Professional Liability	L	12,454	0.9%	n/a	576	0.0%
Property	S	139,305	9.9%	2.6%	135,760	9.9%

		323,990	23.0%	13.5%	285,478	20.8%
Alterra at Lloyd’s:
Accident & Health	S	30,921	2.2%	36.8%	22,602	1.6%
Aviation	S	16,138	1.1%	n/a	2,611	0.2%
Financial Institutions	L	19,448	1.4%	(18.4%)	23,822	1.7%
International Casualty	L	26,174	1.9%	n/a	—	—
Professional Liability	L	19,591	1.4%	(1.5%)	19,889	1.4%
Property	S	85,553	6.1%	42.5%	60,049	4.4%
Surety	S	4,808	0.3%	n/a	—	—

		202,633	14.4%	57.1%	128,973	9.4%

Aggregate Property & Casualty		$1,405,796	99.7%	5.6%	$1,331,246	96.8%

Life & Annuity:
Annuity		$1,135	0.1%	n/a	$—	—
Life		3,800	0.3%	(91.3%)	43,755	3.2%

Aggregate Life & Annuity		$4,935	0.3%	(88.7%)	$43,755	3.2%

Aggregate Property & Casualty and Life & Annuity		$1,410,731	100.0%	2.6%	$1,375,001	100.0%

S = Short tail lines		$712,655	50.7%		$654,128	49.1%
L = Long tail lines		693,141	49.3%		677,118	50.9%

Aggregate Property & Casualty		$1,405,796			$1,331,246

[a]	Includes the results of Harbor Point Limited from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Net income before tax	$78,643	$67,601	$306,491	$256,236
Net realized and unrealized (gains) losses on non-hedge fund investments, before tax [a]	(2,627)	(2,064)	65	(2,173)
Foreign exchange (gains) losses, before tax	(382)	702	(115)	(5,772)
Merger and acquisition expenses, before tax	500	(224)	(48,776)	(31,566)

Net operating income before tax	$76,134	$66,015	$257,665	$216,725

Net income	$79,670	$62,592	$302,335	$246,215
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(3,537)	(2,576)	(865)	(1,411)
Foreign exchange (gains) losses, net of tax	(417)	682	363	(4,331)
Merger and acquisition expenses, net of tax	500	(224)	(50,121)	(31,566)

Net operating income	$76,216	$60,474	$251,712	$208,907

Net income per diluted share	$0.69	$1.08	$3.17	$4.26
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(0.03)	(0.05)	(0.01)	(0.02)
Foreign exchange (gains) losses, net of tax	—	0.01	0.01	(0.07)
Merger and acquisition expenses, net of tax	—	—	(0.53)	(0.55)

Net operating income per diluted share	$0.66	$1.04	$2.64	$3.62

Weighted average shares outstanding - basic	113,968,287	57,090,930	94,682,279	57,006,908

Weighted average shares outstanding - diluted	114,831,467	58,035,775	95,459,375	57,767,137

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realised (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Net income	$79,670	$62,592	$302,335	$246,215
Annualized net income	318,680	250,368	302,335	246,215

Net operating income	$76,216	$60,474	$251,712	$208,907
Annualized net operating income	304,864	241,896	251,712	208,907

Average shareholders’ equity [b]	$2,977,404	$1,555,654	$2,467,429	$1,398,872

Annualized return on average shareholders’ equity	10.7%	16.1%	12.3%	17.6%
Annualized net operating return on average shareholders’ equity	10.2%	15.5%	10.2%	14.9%

[b]	Average shareholders’ equity is computed as the average of the quarterly average shareholders’ equity balances. The average for the year ended December 31, 2010 has been weighted to include Harbor Point Limited from May 12, 2010.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2010	December 31, 2009

Shareholders’ equity	$2,918,270	$1,564,633
Goodwill and intangible assets	(59,076)	(48,686)

Tangible book value	$2,859,194	$1,515,947

Diluted shares outstanding	112,290,968	57,178,458

Diluted tangible book value per share	$25.46	$26.51

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of December 31, 2010	Investment Distribution	As of December 31, 2009	Investment Distribution

Cash and cash equivalents	$905,606	11.5%	$702,278	13.3%

U.S. government and agencies	995,546	12.7%	525,427	10.0%
Non-U.S. governments	79,111	1.0%	82,027	1.6%
Corporate securities	2,735,366	34.8%	1,375,999	26.1%
Municipal securities	238,014	3.0%	83,658	1.6%
Asset-backed securities	86,937	1.1%	102,006	1.9%
Residential mortgage-backed securities	1,168,390	14.9%	763,974	14.5%
Commercial mortgage-backed securities	334,151	4.3%	302,961	5.8%

Fixed maturities at fair value	$5,637,515	71.7%	$3,236,052	61.5%

U.S. government and agencies	$29,687	0.4%	$14,050	0.3%
Non-U.S. governments	538,274	6.8%	573,250	10.9%
Corporate securities	371,143	4.7%	418,647	8.0%
Asset-backed securities	1,000	0.0%	—	0.0%

Fixed maturities at amortized cost	$940,104	12.0%	$1,005,947	19.1%

Other investments	$378,128	4.8%	$318,073	6.0%

Total invested assets	$7,861,353	100.0%	$5,262,350	100.0%

Credit Rating	As of December 31, 2010	Ratings Distribution	As of December 31, 2009	Ratings Distribution

U.S. government and agencies [a]	$2,060,116	31.3%	$1,214,895	28.6%
AAA	1,076,680	16.4%	720,364	17.0%
AA	657,867	10.0%	325,997	7.7%
A	1,353,945	20.6%	731,723	17.2%
BBB	226,849	3.4%	100,841	2.4%
BB	32,021	0.5%	34,781	0.8%
B or lower	230,037	3.5%	107,451	2.5%

Fixed maturities at fair value	$5,637,515	85.7%	$3,236,052	76.3%

U.S. government and agencies	$29,687	0.5%	$14,050	0.3%
AAA	641,437	9.8%	717,954	16.9%
AA	113,140	1.7%	101,675	2.4%
A	141,683	2.2%	158,141	3.7%
BBB	12,744	0.2%	12,672	0.3%
BB	—	—	—	—
B or lower	1,413	0.0%	1,455	0.0%

Fixed maturities at amortized cost	$940,104	14.3%	$1,005,947	23.7%

Total fixed maturities	$6,577,619	100.0%	$4,241,999	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,064,570 (December 31, 2009: $689,468)

Percentage	totals may not add due to rounding.

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Net investment income	$61,080	$44,668	$222,458	$169,741

Realized and unrealized (losses) gains on trading fixed maturities	(3,893)	3	(4,476)	2,590
Net realized gains on available for sale fixed maturities	5,816	3,234	15,474	1,885
Change in fair value of hedge funds	5,465	13,555	14,333	75,755
Change in fair value of non-hedge fund other investments	2,437	533	(8,459)	1,535

Net realized and unrealized gains on investments	$9,825	$17,325	$16,872	$81,765

Net impairment losses recognized in earnings	$(1,774)	$(925)	$(2,645)	$(3,078)